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                         SECURITIES EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20552

                              --------------------

                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 or 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                              --------------------

Date of Report (Date of earliest event reported):  May 9, 2000

                                   HEARX LTD.
             (Exact name of registrant as specified in its charter)

       DELAWARE                       0-16453                  22-2748248
(State or other jurisdiction        (Commission            (IRS Employer
     or incorporation)              File Number)           Identification no.)

                             1250 NORTHPOINT PARKWAY
                         WEST PALM BEACH, FLORIDA 33407
                                 (561) 478-8770
               (Address, including zip code, and telephone number
                         of principal executive offices)

                                 Not Applicable
     ----------------------------------------------------------------------
         (Former name or former address, if changed since last report)


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ITEM 5. OTHER

       On May 9, 2000, HEARx Ltd., a Delaware corporation (the "Company"), closed an offering of its securities pursuant to Regulation D, promulgated under the Securities Act of 1933, as amended. The following summary of this transaction is qualified in its entirety by the terms of the related agreements and by the terms of the certificate of designations, preferences and rights of the 7% Series I Convertible Preferred Stock of the Company, filed herewith as exhibits to this Form 8-K.

       THE OFFERING

              On May 9, 2000, the Company entered into a Convertible Preferred Stock Purchase Agreement with the purchaser named therein (the "Purchaser"), pursuant to which the Company sold a total of 500 shares of the Company's 7% Series I Convertible Preferred Stock, par value $1.00 per share (the "Series I Preferred Stock") and warrants to acquire 203,390 shares of the Company's common stock, par value $.10 per share (the "Common Stock") (the "Purchaser Warrants"), pursuant to Regulation D for an aggregate purchase price of $5,000,000 (the "Offering").

              The Series I Preferred Stock is convertible by the holders thereof into Common Stock of the Company from and after August 6, 2000. Subject to adjustment as described below, upon conversion of the Series I Preferred Stock, holders will be entitled to receive a number of shares of Common Stock determined by dividing the sum of the stated value of the Series I Preferred Stock ($10,000 per share) (the "Stated Value"), plus accrued and unpaid dividends (unless the Company elects to pay dividends in cash), by $4.46 (subject to adjustment upon the occurrence of certain dilutive events). Dividends are payable upon conversion in an amount equal to 7% of the Stated Value per annum in cash or by accrual to the Stated Value, at the Company's discretion subject to limited exceptions. The Series I Preferred Stock may be converted by holders in accordance with these terms at any time prior to May 9, 2003 and will automatically convert on such date.

              During each consecutive 30-day period beginning January 4, 2001 and ending May 4, 2001, a holder of Series I Preferred Stock may request that the Company prepay up to 25% of the Stated Value, plus accrued and unpaid dividends, at a price equal to 110% of the Stated Value, plus accrued and unpaid dividends. If the Company elects to make such prepayment, the amount to be paid shall be delivered to the holder by the tenth day following the date of the holder's request. If the Company elects not to make such prepayment, the conversion price for the shares of Series I Preferred Stock that were the subject of the holder's request shall be adjusted such that, upon conversion, the holder will be entitled to receive a number of shares of Common Stock determined by dividing the sum of the Stated Value, plus accrued and unpaid dividends (unless the Company elects to pay dividends in cash), by the lesser of
(i) $4.46 and (ii) the average of the five lowest closing prices of the Common Stock during the thirty trading days preceding the date of conversion.


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              Upon the occurrence of certain triggering events, the holders have the right to require the Company to redeem all or a portion of the Series I Preferred Stock. Such events include, but are not limited to, the failure of the registration statement filed in accordance with the Registration Rights
Agreement (described below) to be effective on or prior to November 5, 2000, the effectiveness of such registration statement lapsing for more than twenty trading days, and the failure of the Company to have available a sufficient number of authorized and unreserved shares of Common Stock to issue upon conversion of the Series I Preferred Stock. The redemption price is an amount in cash equal to the sum of the Mandatory Redemption Amount, plus the product of
(i) the number of shares of Common Stock issued in respect of conversions of Series I Preferred Stock within the twenty trading days prior to the triggering event and (ii) the closing price of the Common Stock on the date redemption is demanded or the date the redemption price is paid in full, whichever is greater. The "Mandatory Redemption Amount" means the greater of (i) 120% of the Stated Value, plus accrued and unpaid dividends and (ii) the product of (A) the closing price of the Common Stock on the trading day immediately preceding the date of the triggering event or the date the redemption price is paid in full, whichever is greater, and (B) the Stated Value, plus accrued and unpaid dividends, divided by the conversion price in effect on the date of the triggering event.

              The holders of the Series I Preferred Stock have no voting power except for voting rights with respect to certain actions by the Company that might adversely affect the rights of such holders.

              The Purchaser Warrants are exercisable for shares of Common Stock of the Company. Upon exercise, holders will be entitled to receive shares of Common Stock for an exercise price of $4.46 per share. The Warrants will expire on May 9, 2005.

              In connection with this transaction, the Company also entered into a Registration Rights Agreement with the Purchaser under which the Company is required to file a registration statement on Form S-3 by June 8, 2000, covering resales of the shares of Common Stock underlying all of the Series I Preferred Stock and the Purchaser Warrants. Under the Registration Rights Agreement, the Company may be required to make certain payments to holders of the Series I Preferred Stock as partial damages if, among other things, the registration statement has not been declared effective by the Securities and Exchange Commission on or before August 6, 2000.

              After payment of closing fees and fees to two finders, the net proceeds to the Company is estimated to be $4,585,000. In connection with the placement of the Series I Preferred Stock, the Company also issued to the two finders warrants to purchase an aggregate of 131,695 shares of Common Stock at an exercise price equal to $4.46 per share (the "Finder Warrants"), which contain the same restrictions as the Purchaser Warrants. All of the shares underlying the Finder Warrants must be included in the registration statement on Form S-3 being filed by the Company on or before June 8, 2000.



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       USE OF PROCEEDS

              The Company intends to use the net proceeds from the Offering for working capital purposes.

       OUTSTANDING SECURITIES OF THE COMPANY

              At May 9, 2000, the authorized capital stock of the Company consisted of (i) 20,000,000 shares of Common Stock, of which 12,363,075 shares were issued and outstanding and 5,086,158 shares were reserved for issuance (including 3,276,057 shares reserved for issuance upon conversion of the Series I Preferred Stock and exercise of the Purchaser Warrants and the Finder Warrants), (ii) 2,000,500 shares of preferred stock, par value $1.00 per share, of which (A) 7,500 shares have been designated as 1998 Convertible Preferred stock, of which 5,515 shares are isssued and outstanding, (B) 200,000 shares have been designated as Series H Junior Participating Preferred Stock, of which no shares are issued and outstanding, and (C) 500 shares of the Series I Preferred Stock, all of which were issued to the Purchaser in the Offering. In addition, certain employees, officers, non-employee directors and consultants of the Company hold options to purchase shares of Common Stock. The warrants, options and convertible preferred stock may be subject to adjustment as the result of the occurrence of dilutive events.

ITEM 7. EXHIBITS

       The following exhibits are filed with this report:

Number          Description
------          -----------
3               Certificate of Designations, Preferences and Rights of the 7% Series I
                Convertible Preferred Stock of the Company.

4.1             Convertible Preferred Stock Purchase Agreement, dated as of May 9, 2000 between HEARx Ltd. and the purchaser set forth on the signature page thereto.

4.2             Registration Rights Agreement, dated as of May 9, 2000 between HEARx
                Ltd. and the purchaser set forth on the signature page thereto.

4.3             Form of Purchaser Warrant and Finder Warrants.


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                                   SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                            HEARx Ltd.

DATE: May 22, 2000                     By:  /s/ Paul A. Brown
                                            -----------------
                                            Paul A. Brown, M.D.
                                            Chairman and Chief Executive Officer


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                                  EXHIBIT INDEX

Number          Description
------          -----------
3               Certificate of Designations, Preferences and Rights of the 7% Series I
                Convertible Preferred Stock of the Company.

4.1             Convertible Preferred Stock Purchase Agreement, dated as of May 9, 2000 between HEARx Ltd. and the purchaser set forth on the signature page thereto.

4.2             Registration Rights Agreement, dated as of May 9, 2000 between HEARx
                Ltd. and the purchaser set forth on the signature page thereto.

4.3             Form of Purchaser Warrant and Finder Warrants.